Spinnaker Advisor Variable Annuity

Supplement dated December 1, 2015
to Prospectus dated May 1, 2011 as supplemented

Effective on or about December 1, 2015, the Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio. Accordingly, any reference to the Fidelity VIP Money Market Portfolio in this prospectus is replaced with Fidelity VIP Government Money Market Portfolio.